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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): December 2, 2005

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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



          Pennsylvania                    1-11152                  23-1882087
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
          incorporation)                                     Identification No.)




   781 Third Avenue, King of Prussia, PA                         19406-1409
 (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

As previously reported in the Company's Form 10-Q for the period ended September 30, 2005, on July 1, 2005, InterDigital Communications Corporation (the Company) and InterDigital Technology Company (ITC), one of the Company's wholly-owned subsidiaries, filed a petition in the United States District Court for the Southern District of New York (the Court) to confirm the Final Award in their arbitration proceeding with Nokia Corporation (Nokia). In August 2005, Nokia filed an Opposition to the Company's and ITC's Petition and a Cross-Petition and Cross-Motion to vacate or modify the Final Award. The Court held oral arguments on the foregoing matters on December 2, 2005. The judge presiding over the proceeding reserved his decision until a future date.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ Bruce Bernstein
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                                 Bruce Bernstein
                                 General Patent Counsel



Dated:  December 5, 2005